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[LOGO OF METLIFE]                              INDIVIDUAL VARIABLE ANNUITY APPLICATION                SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                    FIRST METLIFE INVESTORS INSURANCE COMPANY
200 Park Avenue . New York, NY 10166                             Policy Service Office: P.O. Box 10366 . Des Moines, Iowa 50306-0366
                                              For Express Mail Only . 4700 Westown Parkway Ste. 200 . West Des Moines, IA 50266-2266
First MetLife Investors Variable Annuity Class VA                                                FOR ASSISTANCE CALL: THE SALES DESK

ACCOUNT INFORMATION

1. ANNUITANT

              John          J.                Doe                            Social
__________________________________________________________________________   Security Number  123        --     45     --   6789
Name              (First)          (Middle)          (Last)                                  ___________    __________    _________

                                                                             Sex [X] M [_] F   Date of Birth   4       12      58
                                                                                                             _______/_______/______
   123 Main street                 Anytown           IL       60001
__________________________________________________________________________   Phone  (708) 123-4567
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)                 _____ _______________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)

Correspondence is sent to the Owner.
                                                                             Social
__________________________________________________________________________   Security/Tax ID Number ________ -- _______ -- ________
Name               (First)         (Middle)          (Last)
                                                                             Sex [_] M [_] F   Date of Birth/Trust _____/_____/____

__________________________________________________________________________   Phone (_____) _______________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)

3. JOINT OWNER
                                                                             Social
__________________________________________________________________________   Security Number ___________ -- __________ -- _________
Name               (First)         (Middle)          (Last)
                                                                             Relationship to Owner ________________________________

                                                                             Sex [_] M [_] F   Date of Birth _______/_______/______
__________________________________________________________________________
Address   (Street - No P.O. Box)    (City)         (State)    (Zip)          Phone (_____) _______________________________________

4. BENEFICIARY

..  If more than four beneficiaries are named, attach a separate sheet.
..  Percentages must be in whole numbers. Both Primary and Contingent Beneficiary percentages must each add up to 100%.
..  EITHER RELATIONSHIP TO OWNER OR SOCIAL SECURITY NUMBER (SSN) MUST BE PROVIDED FOR ALL BENEFICIARIES NAMED.
..  UNLESS SPECIFIED OTHERWISE, IF JOINT OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE
   THE PRIMARY BENEFICIARY, AND THE BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

              Name (First, Middle Initial, Last)                            Date of Birth      Social Security Number
              Mary   J.  Doe,                                               1 / 12 / 60        234 - 56 - 7890
PRIMARY       ---------------------------------------------------------------------------------------------------------     100%
              Address                                                       Phone              Relationship

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              Name (First, Middle Initial, Last)                            Date of Birth      Social Security Number
                                                                              /    /               -    -
PRIMARY       ---------------------------------------------------------------------------------------------------------        %
              Address                                                       Phone              Relationship

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              Name (First, Middle Initial, Last)                            Date of Birth      Social Security Number
                                                                              /    /               -    -
CONTINGENT    ---------------------------------------------------------------------------------------------------------        %
              Address                                                       Phone              Relationship

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              Name (First, Middle Initial, Last)                            Date of Birth      Social Security Number
                                                                              /    /               -    -
CONTINGENT    ---------------------------------------------------------------------------------------------------------        %
              Address                                                       Phone              Relationship

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5. PLAN TYPE                                                                           6. PURCHASE PAYMENT

INDICATE ONLY HOW CONTRACT IS TO BE ISSUED.                                            Funding Source of Purchase Payment
                                                                                       ----------------------------------
.. NON-QUALIFIED ..............[X]                                                      [_] 1035 Exchange/Transfer [_] Check [_] Wire

.. QUALIFIED TRADITIONAL IRA* .[_] Transfer [_] Rollover [_] Contribution - Year ______ Initial Purchase
                                                                                       Payment $       10,000
                                                                                                ____________________________
.. QUALIFIED SEP IRA* .........[_] Transfer [_] Rollover [_] Contribution - Year ______               Make Check Payable to
                                                                                         First MetLife Investors Insurance Company

.. QUALIFIED ROTH IRA* ........[_] Transfer [_] Rollover [_] Contribution - Year ______ (Estimate dollar amount for 1035 exchanges, transfers, rollovers, etc.)

* THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                     Minimum Initial Purchase Payment:
                                                                                         $5,000 (Non-Qualified)   $2,000 (Qualified)

RIDERS

7. BENEFIT RIDER (Subject to age restrictions. Other restrictions may apply.)

THESE RIDERS MAY ONLY BE CHOSEN AT THE TIME OF APPLICATION. THERE ARE ADDITIONAL CHARGES FOR THE OPTIONAL RIDERS. ONCE ELECTED THESE
OPTIONS MAY NOT BE CHANGED.

1)   LIVING BENEFIT RIDER (Optional)
     GUARANTEED MINIMUM INCOME BENEFIT (GMIB)/1/
     [_] GMIB Max IV
     /1/ IF GMIB MAX IS CHOSEN, THE NY GMIB SUPPLEMENTAL APPLICATION (6720) MUST BE SIGNED AND SUBMITTED WITH THIS APPLICATION.

2)   DEATH BENEFIT RIDERS (Check one. If no election is made, the Principal Protection option will be provided at no additional charge.)
     [_] Principal Protection (no additional charge)
     [_] Annual Step-Up

SIGNATURES

8. REPLACEMENTS

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.
Replacement includes any surrender, loan, withdrawal, lapse, reduction in or redirection of payments on an annuity or life insurance contract in connection with this application.

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9. ACKNOWLEDGEMENT AND AUTHORIZATION

I (We) agree that the above information and statements and those made on all pages of this application are true and correct to the best of my (our) knowledge and belief and are made as the basis of my (our) application. I (We) acknowledge receipt of the current prospectus of First MetLife Investors Insurance Company, First MetLife Investors Variable Annuity Account One. PAYMENTS AND VALUES
PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.


/s/ John J. Doe
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(Owner Signature & Title, Annuitant unless otherwise noted)



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(Joint Owner Signature & Title)



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(Signature of Annuitant if other than Owner)


Signed at            Anytown,                    IL                             Date         November 11, 2000
          ----------------------------------------------------------------------      ----------------------------------------------
                         (City)                            (State)

10. AGENT'S REPORT

Does the applicant have any existing life insurance policies or annuity contracts?               [_] Yes   [X] No
Is this annuity being purchased to replace any existing life insurance or annuity policy(ies)?   [_] Yes   [X] No
If "Yes" to either, applicable disclosure and replacement forms must be attached.

/s/ Richard Roe                                                                 (312) 456-7890
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Agent's Signature                                                               Phone

Richard Roe, #723
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Agent's Name and Number

456 Main Street, Anytown, IL 60001
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Name and Address of Firm

#723
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State License ID Number

1234567
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Client Account Number

Home Office Program Information:
--------------------------------

Select one. Once selected, the option cannot be changed.
Option A __________   Option B __________   Option C __________

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